BayFirst Financial Corp. (NASDAQ:BAFN) 2024 – Third Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, weather events, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.25 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION BY UNITS (3) #5 GROWTH ASSET GROWTH SINCE DEC 31, 2019(2)134% (1) Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of June 30, 2024 from Uniform Bank Performance Reports (2) Financial data as of September 30, 2024 (3) As of SBA’s fiscal year ended September 30, 2024 (4) Forbes America’s Best in State Banks list published June 18, 2024 INITIATIVES CORPORATE SOCIAL RESPONSIBILITY FOCUSED CSR DEPOSITS $94.4 MILLION IN TOTAL DEPOSIT GROWTH OVER THE PAST YEAR(2) COMMUNITY BANKING Named the Best Bank in Florida in 2024(4)

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 4 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay-Sarasota region(1) Total asset growth of 134% since YE2019 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan originators Deposit growth of 9% over last twelve months Experienced management team with strong insider ownership of 14% ✔ ✔ ✔ ✔ ✔ ✔ ✔ The Company has continuously paid quarterly common stock cash dividends since 2016 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of June 30, 2024 from Uniform Bank Performance Reports

55 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION CONVENIENT AND ATTRACTIVE BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

6 • Advanced technology platform to support innovative products and services while improving efficiencies • PowerLOS is an automated, highly scalable SBA and commercial loan origination system • Working with FinTechs to offer new and innovative services through Mulesoft API platform • 12 banking centers in Tampa Bay- Sarasota region • Full suite of commercial and consumer loan and deposit products to meet the needs of Tampa Bay individuals, families and small businesses • BayFirst’s in-house government guaranteed lending platform • #5 in units and #11 SBA lender in dollars as of SBA's fiscal year ended 9/30/24 ◦ Small Loan Balance program: ▪ Includes our Bolt loans up to $150K, with up to 85% SBA government guarantee • Core program: ▪ Traditional SBA loans over $150K and up to $5 million ▪ Supports organic loan generation through sales team and partners COMMUNITY BANKING TECHNOLOGY FOCUSED INNOVATIVE COMMUNITY BANK Technology focused community bank with diversified revenue streams GOVERNMENT GUARANTEED LENDING

7 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of September 30, 2024 26.5% 18.2% 12.9% 23.4% 6.3% 3.2% 0.5% 9.0% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $167 million during the quarter • Loans held for investment grew $34 million during the quarter

8 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of September 30, 2024 • Total Deposits grew $127 million during the first nine months of 2024 • Approximately 78% of deposits are insured as of September 30, 2024 • Minimal use of short-term brokered deposits ($77 million as of September 30, 2024) • Grew number of checking accounts by 13% YTD Noninterest Bearing Transaction, 8.6% Interest Bearing Transaction, 22.3% Savings & Money Market, 40.9% Time Deposits, 28.2% Deposit Highlights

9 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of September 30, 2024 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (0.3% of total assets) • Other Comprehensive Loss of $2.3 million reduced Tangible Book Value by $0.56 as of September 30, 2024 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $13 thousand Asset-backed securities, $5,327 MBS: U.S. Government- sponsored enterprises, $7,478 CMO: U.S. Government- sponsored enterprises, $16,287 Corporate bonds, $8,892

10 STRATEGIC PILLARS 2024 Maintain Strong Capital Manage and Evolve Risk Management Leverage Our SBA Expertise Promote Innovation Maintain Granularity of Deposit and Loan Portfolios Leverage Banking Center Franchise and Core Deposit Base Continue to Promote Workplace Culture and Social Responsibility

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 11 GOALS & INITIATIVES: 2024 AND BEYOND • Increase the volume of small-balance SBA loans • Focus on revenue growth and optimize the Bank’s efficiency ratio • Maximize existing banking centers to increase brand awareness and core deposit customers • Partner with Fintech firms to create fee income and loan and deposit opportunities • Grow capital and expand the Company’s shareholder base • Enhance overall customer experience, engagement, and satisfaction • Improve digital channels and functionalities to elevate customer engagement • Maximize the investment in technology • Position the Bank to achieve an “Outstanding” CRA rating

12 Q3 2024 For the Three Months Ended ($000s) 9/30/2024 6/30/2024 Increase/ (Decrease) 9/30/2023 Increase/ (Decrease) Interest income $ 21,442 $ 20,427 $ 1,015 $ 17,620 $ 3,822 Interest expense 11,993 11,245 748 9,227 2,766 Net interest income 9,449 9,182 267 8,393 1,056 Provision for credit losses 3,122 3,000 122 3,001 121 Noninterest income 12,272 11,653 619 14,679 (2,407) Noninterest expense 17,064 16,610 454 17,427 (363) Income tax expense 398 349 49 674 (276) Net income from continuing operations 1,137 876 261 1,970 (833) Net income (loss) from discontinued operations — (10) 10 (47) 47 Net income 1,137 866 271 1,923 (786) Preferred dividends 385 386 (1) 208 177 Net income available to common shareholders $ 752 $ 480 $ 272 $ 1,715 $ (963)

13 Q3 2024 Nine Months Ended September 30, ($000s) 2024 2023 Increase/ (Decrease) Interest income $ 61,056 $ 49,663 $ 11,393 Interest expense 33,683 22,109 11,574 Net interest income 27,373 27,554 (181) Provision for credit losses 10,180 7,708 2,472 Noninterest income 38,193 35,064 3,129 Noninterest expense 51,447 49,241 2,206 Income tax expense 1,043 1,415 (372) Net income from continuing operations 2,896 4,254 (1,358) Net income (loss) from discontinued operations (69) (207) 138 Net income 2,827 4,047 (1,220) Preferred dividends 1,156 624 532 Net income available to common shareholders $ 1,671 $ 3,423 $ (1,752)

14 Q3 2024 As of and For the Three Months Ended As of and For the Nine Months Ended 9/30/2024 6/30/2024 9/30/2023 9/30/2024 9/30/2023 Return on average assets(1) 0.37% 0.29% 0.71% 0.32% 0.52 % Return on average common equity(1) 3.48% 2.26% 8.46% 2.60% 5.70 % Tangible book value per common share $ 20.86 $ 20.54 $ 20.12 $ 20.86 $ 20.12 Diluted earnings per common share $ 0.18 $ 0.12 $ 0.41 $ 0.40 $ 0.83 Dividend payout ratio 43.98% 68.91% 19.15% 59.36% 28.72 % Total Capital (to risk-weighted assets) 11.39% 11.79% 13.47% 11.39% 13.47 % Common Equity Tier 1 Capital (to risk- weighted assets) 10.14% 10.54% 12.21% 10.14% 12.21 % Tier 1 Capital (to total assets) 8.41% 8.73% 9.16% 8.41% 9.16 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(2) 1.15% 0.87% 1.01% 1.15% 1.01 % ACL/Total loans held for investment at amortized cost 1.48% 1.50% 1.68% 1.48% 1.68% (1) Annualized (2) Excludes loans measured at fair value

15 $83 $85 $85 $85 $86 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued sustainable growth STRATEGIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,134 $1,118 $1,144 $1,218 $1,245 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $878 $916 $935 $1,008 $1,042 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $1,018 $985 $1,007 $1,042 $1,112 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400

16 SUMMARY OF KEY RATIOS ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.71% 0.60% 0.29% 0.29% 0.37% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 0.00% 0.50% 1.00% 8.46% 6.37% 2.06% 2.26% 3.48% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 0.00% 5.00% 10.00% 15.00% 3.36% 3.48% 3.42% 3.43% 3.34% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 63.62% 62.33% 62.01% 55.93% 56.50% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 20% 30% 40% 50% 60% 70% (1) Annualized

17 TANGIBLE BOOK VALUE PER COMMON SHARE $20.12 $20.60 $20.45 $20.54 $20.86 Tangible Book Value Per Common Share Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $10 $12 $14 $16 $18 $20 $22

18 $156 $145 $131 $99 $94 729 849 809 603 553 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0 $25 $50 $75 $100 $125 $150 $175 500 600 700 800 900 1,000 • Nationally ranked #5 in total SBA units and #11 in dollars for the SBA’s fiscal year ended September 30, 2024 • Strategic initiative to expand USDA business and industry lending program: a total of 3 experienced USDA lenders to support this effort • Total Q3 2024 government guaranteed loan production decreased 39.5% from Q3 2023 as a result of tighter credit underwriting standards • The Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $676.6 million, including $65.2 million in Q3 2024 ◦ New automation program launched through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff GOVERNMENT GUARANTEED LENDING Q3 2024 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

19 $1,199 $1,252 $1,326 $1,358 $1,405 $373 $396 $375 $392 $395 $826 $856 $951 $966 $1,010 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $0 $250 $500 $750 $1,000 $1,250 $1,500 CREDITBENCH (SBA/USDA LOANS) Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

20 Quarter Ended ($000s) 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Core 7(a) $ 36,635 $ 33,115 $ 29,967 $ 24,624 $ 26,982 Core 504 14,571 482 2,419 2,593 1,359 Core USDA 19,800 9,080 — — 800 Bolt 84,905 102,264 98,170 71,459 65,218 Total $ 155,911 $ 144,941 $ 130,556 $ 98,676 $ 94,359 GOVERNMENT GUARANTEED LENDING

21 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 1.13% 1.27% 1.71% 1.45% 1.16% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.68% 1.64% 1.62% 1.50% 1.48% 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 152.29% 163.32% 183.75% 171.88% 129.06% 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 0.0% 50.0% 100.0% 150.0% 200.0% 1.56% 1.84% 2.02% 1.76% 1.84% 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 0.0% 1.0% 2.0% 3.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

22 Quarter ended ($000s) 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Ending balance $ 20,006 $ 17,027 $ 14,345 $ 12,012 $ 10,100 31-90 days past due 852 1,021 718 572 445 90+ days past due 351 258 170 137 234 Net charge-offs 755 896 770 576 305 Net charge-offs to average loans (annualized) 13.97% 19.32% 19.53% 17.40% 11.04 % UPGRADE CONSUMER LOANS Purchased unsecured consumer loans (no purchases after 2022: additional purchases are not planned)

COMMUNITY BANKING PERFORMANCE

BAYFIRST

Q3 2024 Highlights

Q3 2024 Loan Production Summary:

- Loan production during the quarter was $72.3 million[(1)]
- Loans held for investment, including government guaranteed loans, increased by a net $34.8 million QoQ

Q3 2024 Deposit Summary:

- Deposit balances increased $69.8 million QoQ
- Deposit portfolio increased by 2.5% in number of accounts (to 21,166 accounts totaling $1.11 billion) QoQ

Customer Commitment:

- Named the Best Bank in Florida in 2024[(3)]

Banking Center & Deposits

($ in 000s)			Total Deposits		
#	Branch	Year Opened	9/30/2024	9/30/2023	9/30/2022
1	St. Petersburg[(2)]	2017	$ 298,588	$ 246,093	$ 251,956
2	Seminole	1999	156,094	147,513	138,761
3	Pinellas Park	2005	96,239	93,364	66,538
4	Downtown Sarasota	2018	168,508	186,905	170,616
5	Countryside	2018	63,063	72,752	67,068
6	West Tampa	2020	109,545	116,896	65,271
7	Belleair Bluffs	2021	47,962	43,457	23,017
8	West Bradenton	2022	63,143	57,036	2,509
9	Carrollwood	2023	52,181	36,684	—
10	Bee Ridge	2023	35,994	17,096	—
11	North Sarasota	2023	684	—	—
12	South Tamiami Trail	2024	20,195	—	—
Total Branches (12)			$ 1,112,196	$ 1,017,796	$ 785,736

(1) Excludes government guaranteed loan production
(2) St. Petersburg branch deposits include other deposits generated by Government Guaranteed Lending, Cash Management, Corporate Treasury, and Virtual
(3) *Forbes America's Best in State Banks list published June 18, 2024*

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APPENDIX

25 BOLT SINGLE LOAN EARNINGS EXAMPLE Immediate One-Time Impact Loan amount (Average amount of a Bolt loan) $ 130,000 Guaranteed amount (85% of total loan) 110,500 Unguaranteed amount (15% of total loan, retained by BayFirst) 19,500 Premium earned on sale of guaranteed amount 10,166 (The gross premium paid when the loan is sold, less 50% of the amount over 10% to be shared with SBA and approximately 20% which is deferred and recognized over the remaining life of the unguaranteed loan amount) Cost to originate (Includes third party referral fees and internal labor and origination costs) (3,868) Packaging fee (Paid by borrower to compile and transmit SBA compliant loan package) 1,560 Servicing right gain (Reflects future value of servicing on sold loans) 2,652 Provision for credit loss on unguaranteed amount (Booked according to ASC 326) (1,560) Net one-time impact 8,950 First year income statement impact from unguaranteed amount 1,216 (Includes net interest margin and accretion of deferred gain, offset by amortization of deferred costs and servicing asset) Combined immediate one-time and first year earnings impact $ 10,166 This example is for illustrative purposes and is not a guarantee of future loan size or volume and may not be indicative of the financial impact of future loans. The size, volume, and financial impact of such loans involve known and unknown risks and uncertainties, which may cause actual performance and results to be materially different.

26 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,134,219 as of 10/16/24 Source: S&P Capital IQ Pro Vanguard Group Inc., 1.39% First Manhattan Co., 3.36% 1st & Main Growth Partners, 3.63% All Other Institutions, 7.55% Mark S. Berset, 6.78% All Other Directors/ Executive Officers, 7.44% Public/Other, 69.84%

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 27 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa-Sarasota Region) Note: Deposit data as of June 30, 2024 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,658 13 $204 2 BayFirst National Bank 1,042 12 87 3 Flagship Bank 575 6 96 4 Climate First 621 3 207 5 TCM Bank NA 276 1 276 6 Gulfside Bank 258 1 258 7 Central Bank 190 4 47 8 Waterfall Bank 188 1 188 9 Century Bank of Florida 95 1 95

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 28 LIQUIDITY SOURCES • Available Liquidity ◦ $67 million in cash and due from other banks ◦ $38 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $171 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $43 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $110 million in brokered deposits (1) ◦ Up to $369 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of September 30, 2024

EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Thomas G. Zernick

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame



Robin Oliver

President & Chief Operating Officer of BayFirst and the Bank

- Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Scott J. McKim

EVP, Chief Financial Officer of BayFirst and the Bank

- Joined BayFirst in July 2023
- Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares
- B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

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EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale

EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



John Macaluso

EVP, Chief Technology Officer

- Joined BayFirst in Q4 2020
- 37 years of information technology experience
- Served as CTO for Fiserv, Inc.
- B.A. from University of South Florida



Lewis Benner

EVP, Chief Credit Officer

- Joined BayFirst in 2018; Prior to joining BayFirst, Mr. Benner served in leadership roles at multiple financial institutions
- B.A. in Business Administration from Elizabethtown College

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